TEPPCO Partners, L.P.
Analyst and Investor Presentation

April 23, 2001

Forward-looking statements

- Except for the historical information contained herein, this document contains forward-looking statements regarding the Partnership, including projections, estimates, forecasts, plans, and objectives. Although management believes that all such statements are based upon reasonable assumptions, no assurances can be given that the actual results will not differ materially from those contained in such forward-looking statements. See TEPPCO Partners, L.P. 2000 Annual Report on Form 10-K for additional discussion of risks and uncertainties that may affect such forward-looking statements.

Partnership Profile

- One of the largest pipeline master limited partnerships, providing a broad range of services to the petroleum and petrochemical industries
  - Crude gathering, marketing and transportation
  - Refined products and LPG transportation and terminaling
  - Natural gas liquids processing, storage and transportation
  - Petrochemicals transportation and storage
- Publicly traded since 1990, with track record of targeted and controlled growth providing excellent returns to investors
- Strong, experienced management team
- Duke Energy Field Services, the largest U.S. mid-stream company, serves as General Partner

The Partnership's Assets

- Upstream
  - Crude Oil Gathering Systems
    - Red River – 1,460 miles and 820,000 barrels storage
    - South Texas – 690 miles and 630,000 barrels storage
    - West Texas – 240 miles
    - Cushing, OK and Midland, TX terminals – 2,000,000 barrels storage
  - Crude Oil Trunklines and Terminals
    - Seaway Pipeline – 500 miles (1)
      - Texas City and Freeport marine terminals
      - 5,600,000 barrels storage
    - Basin Pipeline – 416 miles (2)
    - Rancho Pipeline – 400 miles (3)

(1) 50% Joint Venture ownership
(2) 13% Undivided Interest ownership
(3) 25% Undivided Interest ownership

The Partnership's Assets

- Upstream (continued)
  - NGL Pipelines
    - Dean Pipeline – 338 miles
    - Wilcox Pipeline – 90 miles
    - Panola and San Jacinto Pipelines – 223 miles

- Downstream
  - Refined Products and LPG Pipelines
    - 4,500 mile refined products pipeline system operating in 13 states from the Texas Gulf Coast to the central, midwest and northeast states

TEPPCO

The Partnership's Assets

- Downstream (continued)
  - Petrochemical Pipelines
    - Three 75-mile pipelines connecting storage facilities at Mont Belvieu to processing facilities in Port Arthur, TX
    - Shuttle system connecting Mont Belvieu to major producing facilities
- Storage and Terminals
  - Mont Belvieu, TX
    - 36,000,000 barrels of underground storage for LPG and petrochemical feedstocks
  - Marine, Rail and Truck Terminals
    - 5 marine terminals, 14 truck loading facilities, 3 railcar terminals

Assets are strategically positioned to capitalize on market opportunities

- Refined products system serving Arkansas, the Ohio Valley and Chicago
- Only LPG system serving Northeast markets, with over 2,800,000 barrels of underground storage
- Predominant crude oil gatherer in Oklahoma, North Texas and South Texas, with significant pipeline assets to Cushing, OK market hub
- NGL and petrochemical pipelines connected to strategic Mont Belvieu storage


Albany
Providence
Philadelphia
Pittsburgh
Chicago
Lima
Indianapolis
Cincinnati
Calvert City
Memphis
North Little Rock
Spindle
Greeley
Denver
Oklahoma City
Shreveport
Dallas
Fort Worth
Jal
Midland
San Angelo
San Antonio
Houston
Freeport
Corpus Christi
TEPPCO Products Pipeline
TEPPCO Crude Pipeline(NGL)
TEPPCO Crude Pipeline(Crude)
Petrochemical Pipelines
Seaway Crude Pipeline
Fractionators
TEPPCO Terminal

Strategic partner to the producing and refining and marketing segments

- TEPPCO is the only independent pipeline company providing both upstream and downstream logistics services for the United States petroleum industry
  - Crude oil gathering, NGL and feedstocks transportation and terminal services support the transportation needs of producers and refiners
  - Refined products and LPG transportation, storage, and terminal services meet the distribution requirements of petroleum marketers

- Seaway pipeline provides a critical link in the crude oil supply chain for Central and Midwest refining centers

DEFS ownership of the General Partner provides significant benefits

- DEFS owns extensive asset base providing attractive acquisition opportunities for TEPPCO
  - Natural gas gathering systems, storage and intrastate gas pipelines
  - NGL pipelines
  - Fee-based gas processing facilities
- Ability to absorb commodity risk associated with acquisitions shelters the Partnership from price and cash flow volatility
- Acquisitions from DEFS are efficient for both parties
  - Avoids auction process for third party assets
  - DEFS will accept Partnership Units as consideration for assets
- DEFS committed to utilizing their resources to enhance TEPPCO's value

TEPPCO

Consistent performance and attractive growth provides value to investors

- Since 1990, investors have earned exceptional returns averaging over 20% per year
- A focus on strong operations and organic growth resulted in financial stability and steady increases in distributions and substantial increase in unit value
  - The value of Partnership Units has more than doubled
  - The annual cash distribution from the Partnership has almost doubled

TEPPCO

Consistent growth in delivered volumes has been augmented by recent acquisitions



Barrels per Year
Million
250
200
150
100
50
0
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
Refined Product
LPG
Crude Oil

Revenue growth rate has increased with higher valued movements and services



$300
$250
$200
$150
$100
$50
$0
Revenues(1)
Million
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000

(1) Revenues are net of crude oil purchases

Recent acquisitions have contributed to earnings growth



Net Income(1)
Million
$80
$60
$40
$20
$0
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000

(1) 1998 Net Income excludes an extraordinary charge of $72.8 million for early extinguishment of debt

TEPPCO's 2000 EBITDA exceeded $150 million



$160
$120
$80
$40
$0
EBITDA
Million
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000

The Partnership has increased its asset base significantly over the last 4 years


$1,200
$1,000
$800
$600
$400
$200
$0
Million
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000

(1) Asset base represents Net PP&E and Short-term and Equity investments at year-end periods

TEPPCO achieved record results in 2000



$200
$150
$100
$50
$0
Millions
$53.3(1)
$56.8
$116.3
$72.1
$69.3
$114.2
$77.4
$82.2
$155.4
1998
1999
2000
Net Income
Distributions
EBITDA

(1) 1998 Net Income excludes an extraordinary charge of $72.8 million for early extinguishment of debt

TEPPCO has consistently increased distributions


$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000

Unitholders have realized a 22% average annual return over the last 10 years



10-year Cumulative Return on $100 Investment
$700
$600
$500
$400
$300
$200
$100
$0
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
TPP
S&P 500

TEPPCO

Substantial opportunities exist to increase value through traditional growth initiatives

- Crude oil and NGL growth opportunities
  - Consolidating crude gathering and marketing activities to strengthen competitive position in key producing regions
  - Moving toward fee-based activity to increase consistency and predictability of cash flow
  - Improving utilization of existing crude oil trunk lines
- LPG/NGL growth opportunities
  - Participating in changing midwest LPG logistics infrastructure
  - Pursuing new opportunities to improve Northeast LPG system utilization during summer months
  - Capitalizing on strategic alliance with Louis Dreyfus to increase Mont Belvieu utilization

Substantial opportunities exist to increase value through traditional growth initiatives

- Refined products growth opportunities
  - Continuing to improve utilization of existing refined products/LPG system
  - Capitalizing on ownership in Centennial Pipeline to supply demand growth and shortfall from midwest refining industry rationalization
- Petrochemicals
  - Leveraging existing petrochemical pipelines to solidify presence in the Gulf Coast petrochemical market
  - Improving utilization of substantial storage and interconnectivity capabilities in Mont Belvieu
  - Marketing TEPPCO as a viable outsourcing partner to other petrochemical customers

Acquisitions will provide vehicle to supplement traditional growth opportunities

- Strategic shift in recent years, providing incremental value to Unitholders through external acquisitions
- Substantial growth opportunities were generated over the past 12 months
  - Acquisition of ARCO Pipe Line – $318.5 million
  - Acquisition of Panola Pipe Line – $91 million
  - Formation of Centennial Pipeline, LLC – $115 million
  - Construction of petrochemical and feedstock pipelines between Mont Belvieu and Port Arthur – $75 million

TEPPCO's strategy is focused on distribution growth and capital appreciation

- Growth strategy
  - Enhance existing system and capitalize on market opportunities
  - Leverage position of assets on both sides of the refinery
  - Acquire quality fee-based assets from DEFS
  - Capitalize on acquisition opportunities resulting from oil industry consolidations
  - Pursue new business opportunities that fit MLP structure
- Growth objectives
  - Target a total return of 10% to 15% annually
  - Increase distributions by a minimum of 10¢/unit per year
  - Complete accretive acquisitions of $300-$400 million per year

Solid financial results achieved in 1Q 2001

- First quarter earnings/cash flow within range of expectations
  - Record earnings of $25.7 million
- Upstream earnings in line with expectations
  - Seaway volumes 174,000 bpd vs. 113,000 bpd in 2000
- Downstream earnings strong despite slowing economy
  - Decreased PADD II gasoline demand offset by midwest supply shortage
  - LPG volumes strong due to colder winter weather
  - LPG outlook promising as some Canadian supply targeted for West Coast

Solid financial results achieved in 1Q 2001

- Earnings impacted by increasing power costs resulting from high natural gas prices to utilities
- Implementing market based rates will provide rate-making flexibility
  - Scheduled for consideration at April 25 FERC meeting
- Actively working to improve the balance sheet to support additional acquisition opportunities
  - Will likely replace revolving credit facility with longer term, lower cost debt
  - Selective equity offerings dependent on market conditions
  - Will utilize units when possible as acquisitions currency

Centennial Pipeline Update

- Centennial Pipeline achieved major milestone with FERC approval of gas pipeline abandonment
- Construction of origin facilities, 70 mile pipeline and Creal Springs, IL tank farm proceeding on schedule
  - Anticipate first quarter 2002 start-up
- Inability to capitalize interest will reduce 2001 earnings by approximately $.08/unit
- Market outlook increasingly positive with midwest refinery closures

TEPPCO

Pennzoil Refinery Sale

- Pennzoil's Shreveport, LA refinery has been sold to Calumet
  - Will cease gasoline and diesel production
- Impacts TEPPCO earnings and operations
  - Reduces income by $7 million from cessation of throughput agreement and elimination of supply north of bottlenecked segment
  - Pennzoil contract settlement more than offsets near-term impact
- Positive long term impact
  - Positioned to supply Shreveport market with pipeline reversal after completion of Centennial pipeline
  - Will replace volumes supplied by Pennzoil with movements from Gulf Coast

2001 income will be impacted by non-recurring issues

- Several unusual circumstances will mask TEPPCO's underlying earnings strength and growth potential in 2001
  - Downstream system capacity constraints, exacerbated by untimely loss of Pennzoil supply
  - Earnings impacted by Centennial project interest costs
- Expect 2001 earnings in $1.80 to $2.00 per unit range
  - Predicated on minimal volume impact from slowing economy and higher gasoline/diesel prices
  - Includes net impact from Pennzoil volume loss offset by throughput agreement settlement

2001 cash flow remains strong

- EBITDA expected in $190 million to $210 million range
- Capital expenditures expected to total $72 million
  - $16 million maintenance capital
  - $46 million Centennial Pipeline projects
  - $10 million revenue generating and growth capital
- Acquisitions objective of $300 million to $400 million
- Expect to continue pattern of annual distribution increases
  - Distribution level dependent on strength of underlying business and acquisitions

Building a base for long term growth

- Confident that current strategy and focus will provide significant, sustainable earnings and cash flow growth
  - Centennial Pipeline provides growth potential in core refined products/LPG business
  - Well positioned to benefit from industry-wide consolidation and to supply growing midwest product requirements
  - Opportunities to grow crude oil business and improve performance of Seaway pipeline
  - Anticipate substantial acquisitions from DEFS